UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AECOM

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

AECOM VOTE

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Online

Go to **www.envisionreports.com/ACM** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the AECOM Stockholder Meeting to be Held on March 31, 2023

Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available online. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions to access the virtual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Form 10-K for Fiscal Year 2022, and Annual Report to Stockholders are available at:

www.envisionreports.com/ACM

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/ACM**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before March 17, 2023 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE:You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials.— Phone – Call us free of charge at 1-866-641-4276.— Email– Send an email to investorvote@computershare.com with “Proxy Materials AECOM” in the subject line. Include your full nameand address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by March 17, 2023.AECOM’s Annual Meeting of Stockholders will be held on Friday, March 31, 2023 at 10:00 A.M. Central Time, virtually atwww.meetnow.global/M75RT22. To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.The Board of Directors recommends a vote FOR all of the listed director nominees; FOR Proposals 2 and 3; and for every 1 YEAR on Proposal 4. 1.Election of Directors. 2.Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal Year 2023. 3.Advisory vote to approve the Company’s executive compensation. 4.Frequency of future advisory votes on executive compensation.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials toreceive a proxy card. Stockholder Meeting Notice